UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 17, 2015

000-53446

(Commission File Number)

PROPANC HEALTH GROUP CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	33-0662986 (I.R.S. Employer Identification No.)

Level 2, 555 Riversdale Road

Camberwell, VIC, 3124 Australia

 (Address of principal executive offices)  (Zip Code)

61 03 92084182

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K (including the exhibit) contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. These forward-looking statements are found at various places throughout the this Current Report (including the exhibit) and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts.

Any or all of the forward-looking statements included in this Current Report (including the exhibit) and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors.  Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report (including the exhibit). All subsequent written and oral forward-looking statements concerning other matters addressed in this Current Report (including the exhibit) and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report (including the exhibit). Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 8.01 Other Events

On November 17, 2015, Propanc Health Group Corporation (the “Company”) issued a press release announcing that, in recent preclinical animal efficacy studies performed by the Company, significant tumor growth inhibition in pancreatic and ovarian cancers was achieved with the Company’s proprietary treatments. The Company used the results from these studies to file a new patent specifying a new target efficacious dose range for future human studies.

A copy of the press release titled, “Propanc Demonstrates Significant Anti-Tumor Efficacy in Pancreatic and Ovarian Cancer Preclinical Models; Filed Patent Specifying New Therapeutic Target Dose Range” is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

9.01 (d) Exhibits

99.1           Press Release titled, “Propanc Demonstrates Significant Anti-Tumor Efficacy in Pancreatic and Ovarian Cancer Preclinical Models; Filed Patent Specifying New Therapeutic Target Dose Range”, dated November 17, 2015.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PROPANC HEALTH GROUP CORPORATION

Dated: November 17, 2015	By:	/s/ James Nathanielsz
Name: James Nathanielsz
Title: Chief Executive Officer